                                                                    Exhibit 99.2

                                 QuickShip, Inc.

                                 Balance Sheets
                                   (Unaudited)

                                                                                         September 30,
Assets                                                                             2000                1999
                                                                            ----------------------------------------
Current assets:
   Cash and cash equivalents                                                $          21,118      $      19,897
   Marketable securities, available-for-sale                                               --             41,293
   Accounts receivable, less allowance of $10,000 and $30,000 for 2000 and
      1999, respectively                                                                8,929            247,881
   Employee receivables                                                                63,728             20,248
   Prepaid expenses and other assets                                                  152,438             78,351
                                                                            ----------------------------------------
        Total current assets                                                          246,213            407,670

Property and equipment, net                                                         1,097,740          1,068,961

Other assets                                                                           41,800             65,226
                                                                            ----------------------------------------

        Total assets                                                        $       1,385,753      $   1,541,857
                                                                            ========================================

Liabilities and Shareholders' Deficit
Current liabilities:
   Accounts payable                                                         $         460,489      $     630,450
   Accrued liabilities                                                                374,271             13,384
   Notes payable                                                                    4,025,852          1,797,897
   Current portion of long-term debt                                                    4,482              9,310
   Deferred revenue                                                                     6,716              8,455
                                                                            ----------------------------------------
        Total current liabilities                                                   4,871,810          2,459,496

Long-term debt, less current maturities                                                38,072             44,755
Accrued dividends on preferred stock                                                       --            150,000
Redeemable Convertible Preferred stock, $100 par value, 20,000 shares
   authorized, issues and outstanding                                                      --          2,000,000
                                                                            ----------------------------------------
      Total liabilities                                                             4,909,882          4,654,251

Shareholders' Deficit:
   Common stock, $1 par value, 200,000 shares authorized, 813 and 650 shares issued and outstanding for 2000 and 1999, respectively
                                                                                          813                650
   Additional paid-in-capital                                                       2,316,504                 --
   Accumulated deficit                                                             (5,841,446)        (3,113,044)
                                                                            ----------------------------------------
        Total shareholders' deficit                                                (3,524,129)        (3,112,394)
                                                                            ----------------------------------------
        Total liabilities and shareholders' deficit                         $       1,385,753      $   1,541,857
                                                                            ========================================

See accompanying notes to unaudited financial statements.


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

                                 QuickShip, Inc.

                            Statements of Operations
                                   (Unaudited)

                                                                                           Nine-month period
                                                                                          ended September 30,
                                                                                       2000                  1999
                                                                             -------------------------------------------
Net sales                                                                        $     246,772          $  1,048,099
Cost of sales                                                                            7,516               107,079
                                                                             -------------------------------------------
Gross profit                                                                           239,256               941,020

Selling, general and administrative expenses                                         1,636,618               986,552
                                                                             -------------------------------------------

Operating loss                                                                      (1,397,362)              (45,532)

Non-operating expenses                                                                (396,112)             (109,969)
                                                                             -------------------------------------------

Net loss                                                                            (1,793,474)             (155,501)
                                                                             -------------------------------------------

Preferred dividends                                                                         --              (150,000)
                                                                             -------------------------------------------

Net loss attributable to common shareholders                                     $  (1,793,474)         $   (305,501)
                                                                             ===========================================


See accompanying notes to unaudited financial statements.


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

                                 QuickShip, Inc.
                            Statements of Cash Flows
                                   (Unaudited)

                                                                                 Nine-month period ended September 30,
                                                                                      2000                  1999
                                                                             --------------------------------------------
Operating activities
Net loss                                                                          $ (1,793,474)        $    (155,501)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Depreciation and amortization                                                     209,165               184,285
     Changes in operating assets and liabilities:
       Accounts receivable                                                               6,630              (142,009)
       Employee receivables                                                            (21,765)              (14,853)
       Prepaid expenses and other assets                                               (75,556)              (65,102)
       Accounts payable                                                                252,503               528,774
       Accrued liabilities                                                             338,911                12,166
       Deferred revenue                                                                 (1,305)             (423,340)
                                                                             --------------------- ----------------------
Net cash used in operating activities                                               (1,084,891)              (75,580)

Investing activities
Purchases of property and equipment                                                   (132,010)             (272,633)
Proceeds from sale of marketable securities                                             25,368                    --
Purchases of marketable securities                                                          --               (41,293)
Payments received on notes receivable                                                   17,141                18,845
                                                                             --------------------- ----------------------
Net cash used in investing activities                                                  (89,501)             (295,081)

Financing activities
Proceeds from (payments on) line of credit, net                                        684,304               123,098
Proceeds from notes payable                                                            517,801               200,000
Proceeds from long-term debt                                                             4,674                46,599
Payments on long-term debt                                                             (13,196)               (6,839)
                                                                             --------------------- ----------------------
Net cash provided by financing activities                                            1,193,583               362,858
                                                                             --------------------- ----------------------

Increase (decrease) in cash and cash equivalents                                        19,191                (7,803)
Cash and cash equivalents at beginning of period                                         1,927                27,700
                                                                             --------------------- ----------------------
Cash and cash equivalents at end of period                                        $     21,118         $      19,897
                                                                             ===================== ======================

See accompanying notes to unaudited financial statements.
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


                                 QuickShip, Inc.

                     Notes to Condensed Financial Statements

                                   (Unaudited)

                                                       September 30, 2000

Note 1.  Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and reflect all normal recurring adjustments, which in the opinion of management are necessary for a fair presentation of the results for the periods shown. Operating results for the periods from January 1, 2000 through September 30, 2000, are not necessarily indicative of the results that may be expected for the full fiscal year or for any future period. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

The accompanying financial statements should be read in conjunction with the audited financial statements of QuickShip, Inc. for the year ended December 31, 1999 and the notes thereto included in this Form 8K/A of Blue Rhino Corporation.


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